UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):
                           February 10, 1999

                         WIRELESS ONE, INC.
        (Exact Name of Registrant as Specified in Charter)



        Delaware               0-26836                  72-1300837
    (State or Other       (Commission File Number)     (IRS Employer
    Jurisdiction of                                  Identification No.)
     Incorporation)



2506 Lakeland Drive, Jackson, Mississippi                 39208
Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code: (601) 936-1515


1080 River Oaks Drive, Suite A150, Jackson, Mississippi  39208
(Former Name or Former Address, if Changed Since Last Report)

           INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

On February 11, 1999, Wireless One, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (In re Wireless One, Inc., Case No. 99-295). The
Company is operating its business as a debtor-in-possession under the Bankruptcy Code. Pursuant to the requirements of the Bankruptcy Code and applicable bankruptcy rules, the Company will be required to file periodic operating reports with the office of the United States Trustee. Such reports will be publicly available on file with the Clerk of the Bankruptcy Court.

          On February 11, 1999, the Company issued the press release attached as Exhibit 99.1 hereto and incorporated by reference herein. The petition was filed after agreement was reached with certain holders of the Company's two series of unsecured senior notes. That agreement contemplates restructuring in accordance with the Restructuring Term Sheet attached as Exhibit 99.2 hereto, which is incorporated by reference herein. In addition, the Company announced that at the time of filing its petition for reorganization it will seek approval of a proposed agreement providing for debtor-in-possession financing. A Summary of Terms describing the material terms of that proposed agreement is attached as
Exhibit 99.3 hereto and incorporated by reference herein.

ITEM 5.   OTHER EVENTS.

The supplier of the modems for the Company's high speed internet product has notified its customers, including the Company, that, due to excess demand and cash flow difficulties of the supplier, the modems have been "placed on allocation" and would be shipped only for cash or an irrevocable letter of credit. The Company has made arrangements with the supplier for the shipment of sufficient modems to meet the Company's projected needs through August 1999. The Company intends to work with the supplier or to pursue other ways to resolve long-term supply needs.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

 (c) Exhibits.

          99.1 Press Release dated February 11, 1999.

          99.2 Restructuring Term Sheet

          99.3 DIP Facility - Summary of Terms

                               SIGNATURES


          Pursuant   to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIRELESS ONE, INC., a Delaware
                              corporation


Date:  February 11, 1999             /s/ Henry M. Burkhalter
                                 ---------------------------
                                 Henry M. Burkhalter
                                 Chief Executive Officer



                         EXHIBIT INDEX



          EXHIBITS



          (c)                 Exhibits.

          99.1                Press Release dated February 11, 1999.

          99.2                Restructuring Term Sheet

          99.3                DIP Facility - Summary of Terms